UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2017 (November 30, 2016)

EDUCATIONAL DEVELOPMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-04957	73-0750007
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)	Identification No.)

5402 South 122nd East Avenue, Tulsa, Oklahoma  74146
(Address of principal executive offices and Zip Code)

(918) 622-4522
(Registrant’s telephone number, including area code)
                                                       N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On January 27, 2017, during an investor conference call held to discuss the financial results of Educational Development Corporation (the “Company”) for the quarter ended November 30, 2016, the Company provided remarks that referred to our capital structure.  To clarify these statements, the Company has no plans to issue additional capital at this time.

On February 1, 2017, the Company repaid the previously disclosed advance from its President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Educational Development Corporation

By: /s/ Randall W. White
      Randall W. White
      President and Chief Executive Officer

Date:  February 3, 2017